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                                                                     EXHIBIT (J)
                                                                     -----------

                               CONSENT OF COUNSEL
                               ------------------

         We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 8 to the Registration Statement of the Eureka Funds on Form N-1A (File No. 333-32483) under the Securities Act of 1933, as amended.

                                              /s/ Ropes & Gray

                                              ROPES & GRAY


Washington, D.C.
November 17, 2000